UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2022  (February 7, 2022)

Riot Blockchain, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-33675	84-1553387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3855 Ambrosia Street, Suite 301 Castle Rock, CO 80109
(Address of principal executive offices)

(303) 794-2000
(Registrant’s telephone number, including area code)

(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	RIOT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers.

Effective as of February 7, 2022, Riot Blockchain, Inc. (“Riot”) and its Chief Financial Officer, Mr. Jeffrey McGonegal, entered into the Second Amendment to the Amended and Restated Executive Employment Agreement (the “Second Amendment”), to amend the Amended and Restated Executive Employment Agreement, dated effective as of February 7, 2020, between Mr. McGonegal and Riot, (the “McGonegal Employment Agreement”), as amended by the First Amendment to the McGonegal Employment Agreement, dated effective as of February 8, 2021, (the “First Amendment”).

Pursuant to the Second Amendment, Mr. McGonegal has agreed to continue to serve as Riot’s Chief Financial Officer through February 7, 2023, at a prorated annual salary of $360,000. As a Riot employee, Mr. McGonegal is eligible to receive equity awards under the Riot Blockchain, Inc. 2019 Equity Incentive Plan, as amended (the “Plan”), as approved by Riot’s Compensation and Human Resources Committee, which administers the Plan, and to participate in Riot’s other employee benefit plans and policies. Except as set forth in the Second Amendment, the terms of the McGonegal Employment Agreement, as amended by the First Amendment, continue unchanged.

The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Second Amendment included as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”) being filed with the Securities and Exchange Commission (the “SEC”), which is incorporated by reference herein. Copies of the McGonegal Employment Agreement and the First Amendment are included as Exhibit 10.1 to Riot’s Current Report on Form 8-K filed with the SEC on February 10, 2020, and as Exhibit 10.2 to Riot’s Current Report on Form 8-K filed with the SEC on February 10, 2021 and are incorporated by reference into this Current Report.

Other than the McGonegal Employment Agreement, as amended by the First Amendment and the Second Amendment, there is no arrangement or understanding between Mr. McGonegal and any other person pursuant to which he was appointed as Riot’s Chief Financial Officer. There are no family relationships, as defined in Item 401 of Regulation S-K, between Mr. McGonegal and any of Riot’s other executive officers or directors or persons nominated or chosen to become a director or executive officer. There are no transactions in which Mr. McGonegal has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 9.01– Financial Statements and Exhibits.

(d)   Exhibits.

10.1	Second Amendment to the McGonegal Employment Agreement, dated as of February 7, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

 S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIOT BLOCKCHAIN, INC.

By:	/s/ Jeffrey McGonegal
Name: Jeffrey McGonegal
Title: Chief Financial Officer

Date: February 8, 2022